Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Announces Fiscal 2020 Third Quarter Results
Company Raises FY 2020 Net Income Outlook and Lowers Revenue
DOTHAN, AL, August 7, 2020 – Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today reported financial and operating results for its third fiscal quarter ended June 30, 2020. Results for the quarter included revenues of $217.0 million, gross profit of $36.5 million, net income of $15.7 million, and adjusted EBITDA(1) of $31.9 million.

Charles E. Owens, the Company’s President and Chief Executive Officer, said, “We are pleased with our strong profitability in the third quarter, despite lower revenues. Our solid results were driven primarily by vertical integration synergies, lower costs of fuel, effective utilization of crews and equipment, a disciplined project bidding strategy and pricing of our integrated products.

Owens continued, “As an essential business engaged in critical infrastructure in each state within our footprint, we have continued to operate without significant delays related to state and local shelter-in-place orders. The resiliency of our employees and the effectiveness of our safety protocols have positioned us to effectively manage pandemic-related challenges in our day-to-day operations. Notwithstanding current top-line pressure from COVID-19 and its related effects in certain of our markets, we remain optimistic about the long-term prospects of our business and industry.”

Project backlog at June 30, 2020 was $651.2 million, compared to $579.1 million at March 31, 2020 and $581.1 million at June 30, 2019.

Revised Fiscal Year 2020 Outlook

The Company has revised its outlook for fiscal year 2020 with regard to revenue, net income and Adjusted EBITDA, as follows:

–Revenue of $810 million to $820 million

–Net income of $36 million to $38 million

–Adjusted EBITDA (1) of $92.0 million to $94.5 million

Ned N. Fleming, III, the Company’s Executive Chairman, stated, “This was an excellent quarter, especially given the current economic and COVID-19 backdrop. The team has successfully driven operational efficiencies, generating profitability and cash flow. The entire CPI team has exemplified a commitment to safety during this pandemic, and we remain vigilant in putting the health and welfare of our employees, as well as the communities in which we work, as first priority. With our geographically diverse footprint across the Southeast and vertically integrated business model, we believe that we are well-positioned to continue to execute on our proven strategy for long-term growth and value creation.”

Conference Call

The Company will conduct a conference call today at 9:00 a.m. Central Time to discuss financial and operating results for the quarter ended June 30, 2020. To access the call live by phone, dial (412) 902-0003 and ask for the Construction Partners call at least 10 minutes prior to the start time. A telephonic replay will be available through August 14, 2020 by calling (201) 612-7415 and using passcode 13706244#. A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at www.constructionpartners.net.

(1) Adjusted EBITDA and Adjusted EBITDA margin are financial measures not presented in accordance with generally accepted accounting principles (“GAAP”). Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

About Construction Partners, Inc.
Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 35 hot-mix asphalt plants, nine aggregate facilities and one liquid asphalt terminal. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to financial projections, future events, business strategy, future performance, future operations, backlog, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: our ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to our operating strategy; competition for projects in our local markets; risks associated with our capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; our ability to obtain sufficient bonding capacity to undertake certain projects; our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; the cancellation of a significant number of contracts or our disqualification from bidding for new contracts; risks related to adverse weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms thereof; our ability to maintain favorable relationships with third parties that supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to our information technology systems and infrastructure; our ability to maintain effective internal control over financial reporting; risks from the COVID-19 pandemic, and the risks, uncertainties and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contacts:

Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600
- Financial Statements Follow –

Construction Partners, Inc.
Consolidated Statements of Income
(unaudited, in thousands, except share and per share data)

	For the Three Months Ended June 30,		For the Nine Months Ended June 30,
	2020	2019	2020	2019
Revenues	$217,041	$227,290	$561,034	$545,921
Cost of revenues	180,549	189,198	479,814	466,900
Gross profit	36,492	38,092	81,220	79,021
General and administrative expenses	(16,852)	(15,968)	(50,786)	(45,170)
Gain on sale of equipment, net	390	58	1,134	1,085
Operating income	20,030	22,182	31,568	34,936
Interest expense, net	(575)	(615)	(2,690)	(1,509)
Other income (expense)	645	190	(43)	296
Income before provision for income taxes and earnings from investment in joint venture	20,100	21,757	28,835	33,723
Provision for income taxes	4,772	4,941	6,622	8,080
Earnings from investment in joint venture	419	386	532	925
Net income	$15,747	$17,202	$22,745	$26,568

Net income per share attributable to common stockholders:
Basic	$0.31	$0.33	$0.44	$0.52
Diluted	$0.30	$0.33	$0.44	$0.52

Weighted average number of common shares outstanding:
Basic	51,489,211	51,414,619	51,489,211	51,414,619
Diluted	51,646,385	51,422,899	51,623,627	51,414,887

Construction Partners, Inc.
Consolidated Balance Sheets
(in thousands, except share and per share data)

	June 30, 2020	September 30, 2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$78,695	$80,619
Contracts receivable including retainage, net	133,086	139,882
Costs and estimated earnings in excess of billings on uncompleted contracts	15,604	12,030
Inventories	39,256	34,291
Prepaid expenses and other current assets	9,277	13,144
Total current assets	275,918	279,966
Property, plant and equipment, net	236,751	205,870
Operating lease right-of-use assets	7,879	—
Goodwill	46,348	38,546
Intangible assets, net	3,277	3,434
Investment in joint venture	528	496
Other assets	1,973	2,284
Deferred income taxes, net	1,171	1,173
Total assets	$573,845	$531,769

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,579	$70,442
Billings in excess of costs and estimated earnings on uncompleted contracts	34,511	31,115
Current portion of operating lease liabilities	2,379	—
Current maturities of debt	10,200	7,538
Accrued expenses and other current liabilities	21,388	19,078
Total current liabilities	126,057	128,173
Long-term liabilities:
Long-term debt, net of current maturities	55,756	42,458
Operating lease liabilities, net of current portion	5,710	—
Deferred income taxes, net	11,281	11,480
Other long-term liabilities	7,793	6,108
Total long-term liabilities	80,540	60,046
Total liabilities	206,597	188,219

Commitments and contingencies

Stockholders’ equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized at June 30, 2020 and September 30, 2019 and no shares issued and outstanding	—	—
Class A common stock, par value $0.001; 400,000,000 shares authorized, 33,430,364 shares issued and outstanding at June 30, 2020, and 32,597,736 shares issued and outstanding at September 30, 2019	34	33
Class B common stock, par value $0.001; 100,000,000 shares authorized, 21,274,333 shares issued and 18,351,381 outstanding at June 30, 2020, and 22,106,961 shares issued and 19,184,009 shares outstanding at September 30, 2019	21	22
Additional paid-in capital	244,627	243,452
Treasury stock, at cost, 2,922,952 shares of Class B common stock, par value $0.001	(15,603)	(15,603)
Retained earnings	138,169	115,646
Total stockholders’ equity	367,248	343,550
Total liabilities and stockholders’ equity	$573,845	$531,769

Construction Partners, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the Nine Months Ended
	June 30,
	2020	2019
Cash flows from operating activities:
Net income	$22,745	$26,568
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization of long-lived assets	29,065	22,698
Amortization of deferred debt issuance costs and debt discount	115	83
Loss on derivative instruments	1,989	543
Provision for bad debt	451	421
Gain on sale of equipment, net	(1,134)	(1,085)
Equity-based compensation expense	1,175	146
Earnings from investment in joint venture	(532)	(925)
Distribution of earnings from investment in joint venture	139	—
Deferred income taxes	(197)	(136)
Other non-cash adjustments	(12)	—
Changes in operating assets and liabilities, net of acquisition:
Contracts receivable including retainage, net	6,345	(14,839)
Costs and estimated earnings in excess of billings on uncompleted contracts	(3,574)	(4,709)
Inventories	(1,878)	(11,992)
Prepaid expenses and other current assets	3,867	604
Other assets	311	3,978
Accounts payable	(12,863)	1,722
Billings in excess of costs and estimated earnings on uncompleted contracts	3,396	(6,394)
Accrued expenses and other current liabilities	2,029	1,497
Other long-term liabilities	(23)	(217)
Net cash provided by operating activities, net of acquisition	51,414	17,963
Cash flows from investing activities:
Purchases of property, plant and equipment	(41,535)	(31,744)
Proceeds from sale of equipment	2,182	2,898
Business acquisitions, net of cash acquired	(30,191)	(8,854)
Acquisition of liquid asphalt terminal assets	—	(10,848)
Return of investment in joint venture	361	2,200
Net cash used in investing activities	(69,183)	(46,348)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of debt issuance costs and discount	42,719	—
Repayments of long-term debt	(26,874)	(11,104)
Net cash provided by (used in) financing activities	15,845	(11,104)
Net change in cash and cash equivalents	(1,924)	(39,489)
Cash and cash equivalents:
Beginning of period	80,619	99,137
End of period	$78,695	$59,648
Supplemental cash flow information:
Cash paid for interest	$1,416	$1,998
Cash paid for income taxes	$5,600	$3,232
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$1,241	$—
Cash paid for operating lease liabilities	$2,464	$—
Non-cash items:
Property, plant and equipment included with accounts payable at period end	$1,073	$332

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation, depletion and amortization of long-lived assets, (iv) equity-based compensation expense and (v) certain management fees and expenses, and excludes income recognized in connection with a legal settlement between certain of the Company’s subsidiaries and a third party that did not directly relate to the Company’s business and that the Company does not expect to reoccur. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues for each period. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of our operating performance. Management uses Adjusted EBITDA and Adjusted EBITDA Margin as key performance indicators, and we believe they are measures frequently used by securities analysts, investors and other parties to evaluate companies in our industry. These measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP.

Our calculation of Adjusted EBITDA and Adjusted EBITDA Margin may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.

The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA, and the calculation of Adjusted EBITDA Margin for each of the periods presented:
Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Quarters Ended June 30, 2020 and 2019
(unaudited, in thousands, except percentages)

	For the Three Months Ended June 30,
	2020	2019
Net income	$15,747	$17,202
Interest expense, net	575	615
Provision for income taxes	4,772	4,941
Depreciation, depletion and amortization of long-lived assets	10,034	8,059
Equity-based compensation expense	390	146
Management fees and expenses (1)	355	316
Adjusted EBITDA	$31,873	$31,279
Revenues	$217,041	$227,290
Adjusted EBITDA Margin	14.7%	13.8%
(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.

Construction Partners, Inc.
Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2020 Updated Outlook
(unaudited, in thousands)

	For the Fiscal Year Ending September 30, 2020
	Low	High
Net income	$36,000	$38,000
Interest expense, net	3,300	3,300
Provision for income taxes	10,700	11,200
Depreciation, depletion and amortization of long-lived assets	39,000	39,000
Equity-based compensation expense	1,600	1,600
Management fees and expenses (1)	1,400	1,400
Adjusted EBITDA	$92,000	$94,500

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company’s controlling stockholder.